Equity	12 Months Ended
Dec. 31, 2019
Disclosure Of Classes Of Share Capital [Abstract]
Equity
17.	EQUITY

Ordinary shares are classified under shareholders' equity. Any shareholder, regardless of nationality, whose shares are fully paid-in and registered for at least two years, is entitled to double voting rights under the conditions prescribed by law (Article 32 of the Company's bylaws)

At December 31, 2019, 2,311,439 shares have been held for more than two years and entitle their holders to double voting rights (5.95% of the issued share capital).

Changes in share capital in 2017

On October 16, 2017, the Company issued bonds convertible or exchangeable into new or existing shares (OCEANEs) due October 16, 2022 for a nominal amount of €180 million. This transaction is recorded as a liability component and an equity component; the latter is measured at €14,312 net of deferred taxes (see Note 12.2, "Breakdown of other loans and borrowings").

Changes in share capital in 2018

On December 27, 2018, the Board of Directors of the Company determined that some of the performance conditions for the AGA D 2016-1 and all of the performance conditions for the AGA S 2016-1 were met, and therefore 17,484 ordinary shares were definitively acquired by their beneficiaries, and the share capital was increased by the nominal amount.

Changes in share capital in 2019

The Chairman and CEO, acting on a decision and delegation from the Board of Directors on March 13, 2019, decided on March 26, 2019, in accordance with the 17th and 18th resolutions of the Shareholders Meeting of June 15, 2018, to proceed with a capital increase by offering ordinary shares in the form of American Depositary Shares in the United States and a private placement of ordinary shares in Europe and other countries outside the United States. This transaction led to the issuance of 7,647,500 new shares representing a subscription of a gross amount of €137.6 million. Settlement-delivery took place on March 29, 2019 and the share capital has been increased accordingly. See note 2.1 “ “Initial Public Offering on the Nasdaq Global Select Market”.

In addition, the Chief Executive Officer, acting on a decision and delegation from the Board of Directors on November 27, 2019, determined on December 16, 2019, with retroactive effect to December 15, 2019, that some of the performance and attendance conditions of the AGA D 2016-1 and AGA D 2016-2 and all of the AGA S 2016-2 free shares had been satisfied. 7,796 free shares were thus definitively vested and the same number of new shares were created. The share capital was increased accordingly.

Finally, the Chief Executive Officer, acting on a decision and delegation from the Board of Directors on November 21, 2017, determined on January 2, 2020, with retroactive effect to December 31, 2019, that some of the performance and attendance conditions of the AGA D 2017-1 and all of the AGA S 2017-1 free shares has been satisfied. As a result, 19,400 free shares definitively vested and the same number of new shares were created and the share capital was increased accordingly.

At December 31, 2019, the total number of shares comprising the share capital, taking into account the above, was 38,858,617 shares.